SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                January 21, 2003

                             NATIONAL LAMPOON, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                               0-15284 95-4053296
           (Commission File No.) (I.R.S. Employer Identification No.)

                        10850 Wilshire Blvd., Suite 1000
                              Los Angeles, CA 90024
                    (Address of principal executive officer)


                                 (310) 474-5252
              (Registrant's telephone number, including area code)

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     As previously reported, on May 17, 2002, National Lampoon, Inc., a Delaware corporation (formerly named "J2 Communications") (the "Company"), granted National Lampoon Acquisition Group LLC, a California limited liability company ("NLAG"), an option for it or its designees to purchase up to 29,256 units at a price of $100.00 per unit (the "NLAG Option"). The NLAG Option was granted pursuant to a Preferred Stock and Warrant Purchase Agreement, dated April 25, 2002, as amended May 17, 2002 (the "Purchase Agreement"), among the Company, NLAG, Daniel S. Laikin, Timothy S. Durham, Paul Skjodt, and certain others.

     Each unit covered by the NLAG Option consists of one share of the Company's Series B Convertible Preferred Stock and a warrant to purchase 28.169 shares of the Company's Common Stock at a purchase price of $3.55 per share prior to the second anniversary of the date of the issuance of the warrant and $5.00 per share from and after such anniversary (the "Units"). The Purchase Agreement provided that the NLAG Option was exercisable on or before the earlier of January 25, 2003 or ninety days after the Common Stock was relisted for trading on the Nasdaq SmallCap Market or listed on any other national exchange or quotation system.

     As of January 21, 2003, Messrs. Laikin, Durham and Skjodt, together with certain other designees, had exercised the NLAG Option with respect to 22,163 Units for an aggregate purchase price of $2,216,300, leaving 7,093 Units available for exercise. On January 21, 2003, the Company's Board of Directors authorized and approved an extension of the period for exercising the NLAG Option from January 25, 2003, until March 31, 2003. On that date, the Board of Directors also increased by 2,663 the number of Units available under the NLAG Option.


Item 7. Statements and Exhibits

(c)      Exhibits.

                                 Exhibit No.                                      Description
                    --------------------------------------- ---------------------------------------------------------
                                     10.1                   Preferred Stock and Warrant  Purchase  Agreement,  dated
                                                            as of April 25, 2002.
                    --------------------------------------- ---------------------------------------------------------
                                     10.2                   First Amendment to Preferred Stock and Warrant  Purchase
                                                            Agreement, dated as of May 17, 2002.
                    --------------------------------------- ---------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  February 25, 2003

                         NATIONAL LAMPOON, INC.

                         By: /s/ James P. Jimirro
                            --------------------------
                         Title: President

                                  EXHIBIT INDEX


Exhibit No.                                      Description
------------------- ---------------------------------------------------------
10.1 Preferred Stock and Warrant Purchase Agreement, dated as of April 25, 2002. This Exhibit is incorporated by reference to Exhibit 99.1 to the Registrant's Form
                       8-K filed on April 29, 2002.
------------------- ---------------------------------------------------------
10.2 First Amendment to Preferred Stock and Warrant Purchase Agreement, dated as of May 17, 2002. This Exhibit is incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K filed on May 31, 2002.
------------------- ---------------------------------------------------------